MERRILL LYNCH
SENIOR FLOATING
RATE FUND II, INC.



FUND LOGO



Annual Report

August 31, 2000




Merrill Lynch Senior Floating Rate II, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Senior Floating
Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER


The Fund's effective net yield for the fiscal year ended August 31, 2000 was 7.81%. The Fund's net asset value declined from $10.01 per share to $9.87 per share during the fiscal year. During the same period, the Fund earned $0.773 per share income dividends, representing a net annualized yield of 7.81%, based on a year-end per share net asset value of $9.87. For the 12-month period ended August 31, 2000, the Fund's total investment return was +6.54%, based on the $0.14 per share decrease in net asset value and assuming reinvestment of $0.766 per share income dividends. Since inception (March 26, 1999) through August 31, 2000, the Fund's total investment return was +9.76%, based on a change in per share net asset value from $10.00 to $9.87, and assuming reinvestment of $1.04 per share income dividends.

Investment Approach
Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.

Market Review
Principal (or price) returns were negative in both the high-yield and leveraged loan markets over the six months ended August 31, 2000. The high-yield market, as measured by the Donaldson, Lufkin, Jenrette (DLJ) High Yield Bond Index, experienced principal depre-ciation of 454 basis points (4.54%). The loan market experienced almost half that decline, reporting a principal loss of 261 basis points, as measured by the DLJ Leveraged Loan Index. Throughout the period, "flight-to-quality" remained the performance theme in the high-yield market. Issues that were higher rated (securities rated
BB), larger ($300 million and greater), and in sectors with stability or positive event risk (such as cable, wireless telecommunications, gaming and energy) outperformed their riskier counterparts. In contrast to the high-yield market, the bank loan market had mixed results. Both the higher-rated issues (securities rated BB) and distressed issues (securities rated CCC/CC and C) performed well, while the B-rated issues underperformed. The loan market favored the same sectors as the high-yield market.

For the last six months, the total return (principal return plus interest income earned) of the high-yield bond market was barely in positive territory as it posted a return of +0.27%, as measured by the unmanaged DLJ High Yield Bond Index. The loan market fared better and provided a total return of +2.27%, as measured by the unmanaged DLJ Leveraged Loan Index. Although a reduction in Treasury yields helped boost the performance of high-yield bonds, widening credit spreads more than offset the reduction in underlying interest rates. During the period, the ten-year Treasury yield fell from 6.41% to 5.73%, or 68 basis points, while high-yield credit spreads widened 143 basis points. This maintained a continuing market theme of the last few years whereby credit risk, as measured by the spread at which issuers' securities trade over US Treasury securities, has been a stronger force on the price of securities than the effect of the underlying changes in interest rates. Bank term loan spreads widened as well, although by only 63 basis points for B-rated issuers.

During the period, the energy, chemicals, gaming, broadcasting and wireless telecommunications sectors performed well. These industries benefited from one or more of the following characteristics: improving commodity prices, stable cash flows and robust growth prospects. However, certain sectors such as wired telecommunications, retail and metals/mining continued to experience difficulties resulting in credit deterioration and principal losses(realized and unrealized) for some of the Fund's holdings. The wired telecommunications industry underperformed because of investor nervousness about the completion of business plans of some of its operators. Retailers suffered from a lack of pricing power and an escalation of competition from e-commerce. The metals/mining industry continued to suffer through cyclical troughs in a number of commodities.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


Investment Activities
At August 31, 2000, Merrill Lynch Senior Floating Rate Fund II, Inc. had approximately $430.8 million out of $447.0 million, or 96%, of its total investment assets committed for investment in corporate loan interests, most of which accrued interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, particularly the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days - 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any Federal Funds rate change.

We continue to maintain significant diversification across the Fund's investments. At August 31, 2000, the Fund was comprised of 86 borrowers across 36 industries. (See the "Portfolio Profile" on page 19 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of August 31, 2000.)

Investment Strategy
Throughout the six months ended August 31, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. An example of a credit purchased in the last six months that demonstrates these criteria is Adelphia Communications Corporation. Adelphia Communications, through its subsidiary Century Cable LLC, issued a $1 billion institutional term loan priced at 3% over LIBOR. Adelphia Communications is one of the top five cable companies with over 1.5 million paid subscribers. Century Cable, the operating company borrower, is capitalized with $4.25 billion of equity from its parent, producing a relatively conservative debt capitalization ratio of 33%. With average industry transactions occurring at approximately $4,000 per subscriber, the intrinsic equity value of our borrower is significant with its debt per subscriber estimated at $1,350. The loan also has several covenants in the credit agreement to protect the integrity of the credit. We believe assets such as Adelphia Communications will lessen the volatility in the Fund and are likely to consistently generate solid income.

Market Outlook
Compared with the pace of a year ago, the current environment's leveraged loan and high-yield bond issuance has been limited. Investors have been very selective, and transactions that are successfully issued are well structured and attractively priced. This activity reflects the three large themes--liquidity risk, default risk and monetary policy risk--that are affecting the market.

As for the liquidity risk of leveraged finance, retail mutual funds are playing a significantly reduced role in absorbing the supply of leveraged loan and high-yield new issuance, as a result of continued outflows in mutual funds of these asset classes. Over $7 billion in assets have exited these retail mutual funds thus far in 2000. However, some of the weakness in retail inflows was offset by more than $17 billion of structured product issuance, which is targeted at institutional investors. With new ramp-up institutional activity being the marginal buyer in the markets, these vehicles take on much of the new issuance, as well as purchase much of the good-quality credits in secondary trading. Because of the small per-issue appetite of a typical structured product and the diversification requirements that it has, the leveraged finance market has some breadth, but little depth.

At the same time, and as we mentioned in our last report to shareholders, ever since the Russian default crisis in the late summer of 1998, the volatility of the leveraged loan and high-yield markets has continued to increase from historical norms. A contributing influence on the elevated risk premium being levied on the leveraged markets is that investors have tolerance for only a limited number of credit rating downgrades and defaults. When a borrower reports weaker-than-expected results, investors attempt to sell immediately to avoid any potential impairment. If a borrower's ability to repay its debts (as perceived by the marketplace) drops precipitously, or if there is no liquidity during its slide downward, investors are forced to sell at low recovery rates. This heightened sensitivity creates opportunities because decisions sometimes are based not on credit fundamentals but on a more reactionary basis. Nevertheless, these circumstances result in increased trading activity, and hence volatility, as everyone often tries to reach the exit first when investors sense a potential problem.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


Related to this factor is the incidence of issuers in payment default. Defaults increased in 1999 and some sectors continue to struggle despite the resilient strength of the domestic economy. For example, the automotive parts, healthcare, movie theater and textile sectors have a number of transactions outstanding in our market that have materially underperformed since origination. The transactions were well capitalized when originally structured, but cash flow dropped or did not grow to a sufficient level to support the existing balance sheets. Affected by these downgrades, investors scrutinize any news with a jaded view, creating trading activity before news has been digested and exacerbating volatility.

As of August 31, 2000, the trailing 12-month high-yield market default rate was 4.8% (dollar-weighted), as measured by Moody's Investor Services, Inc. In recent months, these figures have shown some encouraging signs as the default rate has sequentially decreased from 7.0% to 6.7% for the May--June 2000 period, from 6.7% to 5.7% for the June--July 2000 period, and then again from 5.7% to 4.8% for the July--August 2000 period. If this trend were to continue, much of the default risk fears that hang over the leveraged finance market could ease.

At the same time, monetary policy risk seems lower. The economic outlook is turning increasingly favorable as the Federal Reserve Board seems to have engineered a somewhat less torrid pace for the economy, while "new economy"-driven productivity gains have helped keep inflation at acceptable levels. Investors seem to accept that the economy could grow at a sustainable rate of 4% or more without price pressures. Therefore, most market observers conclude that the string of Federal Reserve Board tightenings has neared its conclusion. With the economy likely having avoided a hard landing and little inflation appearing because of the Federal Reserve Board's actions to date, the prospects for leveraged credits should be good.

Two factors on the horizon that could alter these views include the price of oil and the US presidential election. Oil prices currently reflect low inventories and some holdback on the part of producers from increasing production to the higher levels that the market may have desired. Investor fears are that any further increase in prices could work their way into core inflation. Separately, the election, and its resulting impact on taxes and spending issues, leaves many investors with some uncertainty regarding future fiscal policy.

In Conclusion
The high-yield bond and loan markets continue to experience above-average volatility as investors remain wary of higher defaults, mutual fund redemptions, the general level of interest rates and a lack of liquidity in the dealer community. We are confident in the Federal Reserve Board's ability to avoid an economic "hard landing," which is a positive for the entire leveraged finance asset class. Furthermore, we believe there will be a moderation in the market default rate as aggressive transactions underwritten in the past few years and sectors such as healthcare negatively affected by specific factors are restructured and exit the system. If general fundamentals improve, and with market yields at near all-time highs, we would expect the leveraged finance markets to strengthen over the next 12 months. Notwithstanding the expectation of better market conditions ahead, we continue to be conservative in our purchasing decisions, focusing on large issuers that are well capitalized in selective industries.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



October 3, 2000



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000



THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000



PROXY RESULTS

During the six-month period ended August 31, 2000, Merrill Lynch Senior Floating Rate Fund II, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                                   Shares Voted
                                                                                                       For
1. To elect the Fund's Board of Directors:      Terry K. Glenn                                      40,769,853
                                                Ronald W. Forbes                                    40,758,644
                                                Cynthia A. Montgomery                               40,760,596
                                                Charles C. Reilly                                   40,763,939
                                                Kevin A. Ryan                                       40,767,989
                                                Roscoe S. Suddarth                                  40,766,156
                                                Richard R. West                                     40,767,989
                                                Arthur Zeikel                                       40,755,482
                                                Edward D. Zinbarg                                   40,766,156

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 39,182,285      413,225       1,955,526

3. To convert the Fund to "master/feeder" structure.                                 35,829,613     1,448,244      4,273,179

4. To approve proposed Investment Advisory and Administration
   Agreements for the Fund.                                                          36,674,370     1,028,993      3,847,673



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000



SCHEDULE OF INVESTMENTS
                S&P    Moody's    Face                      Senior Secured
Industries     Rating   Rating   Amount             Floating Rate Loan Interests*                              Value
Air Transporta- NR++    NR++  $ 1,648,125    Gemini Air Cargo, Term A, due 8/12/2005                      $    1,645,551
tion--0.4%

Amusement &     NR++    NR++    5,000,000    Metro-Goldwyn-Mayer Co., Term B, due 12/31/2006                   4,960,625
Recreational
Services--1.1%

Apparel--1.1%   BB      Ba2     5,000,000    Warnaco Inc., Term, due 11/16/2000                                4,768,750

Automotive      B+      Ba3     2,380,000    Collins & Aikman Corp., Term B, due 6/30/2005                     2,350,995
Equipment--1.7%                              Tenneco Automotive Inc.:
                BB      Ba3     2,500,000      Term B, due 11/02/2007                                          2,482,813
                BB      Ba3     2,500,000      Term C, due 5/02/2008                                           2,482,813
                                                                                                          --------------
                                                                                                               7,316,621

Broadcasting    NR++    NR++    3,000,000    Bahakel Communications Ltd., Term B, due 6/30/2008                3,000,000
--Radio &       B1      B1      5,500,000    Benedek Broadcasting Corporation, Term B, due 11/20/2007          5,482,812
Television      NR++    NR++    5,940,000    Corus Entertainment Inc., Tranche II, due 8/31/2007               5,984,550
--7.1%                                       Cumulus Media Inc.:
                B1      B1      1,800,000      Term B, due 9/30/2007                                           1,777,500
                B+      B1      1,200,000      Term C, due 2/28/2008                                           1,185,000
                NR++    Ba3     7,000,000    Gray Communications Systems, Term B, due 12/31/2005               7,032,816
                NR++    NR++      995,000    VHR Broadcasting, Term B, due 9/30/2007                             996,866
                BB      Ba2     6,000,000    Young Broadcasting Inc., Term B, due 12/31/2006                   6,038,748
                                                                                                          --------------
                                                                                                              31,498,292

Building        B+      Ba3     2,976,316    Better Minerals, Term B, due 9/30/2007                            2,974,456
Materials--1.3% B+      B1      2,940,778    Panolam Industries, Term B, due 12/31/2005                        2,944,454
                                                                                                          --------------
                                                                                                               5,918,910

Business        B+      B1      2,985,000    Muzak Audio, Term B, due 12/31/2006                               2,960,126
Services--0.7%

Cable           NR++    NR++    4,000,000    Avalon Cable LLC, Term B, due 11/15/2008                          3,996,252
Television      BB      NR++    5,000,000    CC VI Operating Company LLC, Term B, due 11/12/2008               4,998,750
Services        NR++    NR++   10,000,000    Century Cable LLC, Term, due 6/30/2009                           10,017,500
--10.0%         BB+     Ba3    15,000,000    Charter Communications Holdings, Term B, due 3/18/2008           14,948,330
                BB      NR++    5,210,526    Classic Cable Inc., Term B, due 1/31/2008                         5,195,874
                B+      B1      5,000,000    Pegasus Media & Communications, Term, due 4/30/2005               5,016,665
                                                                                                          --------------
                                                                                                              44,173,371

Chemicals--4.5% BB-     Ba2     5,000,000    Huntsman Corp., Term C, due 12/31/2005                            4,968,750
                                             Huntsman ICI Chemicals LLC:
                BB      Ba3     4,950,000      Term B, due 6/30/2007                                           4,988,932
                BB      Ba3     4,950,000      Term C, due 6/30/2008                                           4,988,931
                NR++    Ba3     4,937,500    Lyondell Petrochemical Co., Term E, due 5/17/2006                 5,117,393
                                                                                                          --------------
                                                                                                              20,064,006

Computer-                                    Bridge Information Systems:
Related         NR++    NR++    1,846,335      Term, due 5/29/2003                                             1,490,915
Products--1.1%  NR++    NR++    3,652,470      Term B, due 5/29/2005                                           2,976,762
                BB-     Ba3       648,627    Fairchild Holdings Corp., Term, due 4/30/2006                       611,872
                                                                                                          --------------
                                                                                                               5,079,549



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                      Senior Secured
Industries     Rating   Rating   Amount             Floating Rate Loan Interests*                              Value
Diversified     B+      B1    $ 2,977,500    Blount International Inc., Term B, due 6/30/2006             $    2,993,007
--0.7%

Drilling--0.4%  B+      B1      1,974,357    Key Energy Group, Inc., Term B, due 9/14/2004                     1,978,985

Drug/           B+      B1      2,437,500    Duane Reade Co., Term B, due 2/15/2005                            2,434,453
Proprietary
Stores--0.6%

Electronics/    BB      Ba2     4,987,500    Amkor Technology Inc., Term B, due 9/30/2005                      5,022,233
Electrical      B+      B1      1,190,054    DD Inc., Term B, due 10/31/2003                                   1,178,153
Components--    B+      NR++    4,980,392    Dynatech LLC, Term B, due 9/30/2007                               4,981,015
4.6%                                         Semiconductor Components:
                BB-     Ba3     1,444,444     Term B, due 8/04/2005                                            1,455,730
                BB-     Ba3     1,555,556     Term C, due 8/04/2007                                            1,567,709
                BB-     Ba3     2,000,000     Term D, due 8/04/2007                                            2,004,166
                B+      Ba3     4,184,432    Superior Telecom, Term A, due 5/27/2004                           4,132,127
                                                                                                          --------------
                                                                                                              20,341,133

Environmental                                IT Group Inc:
Services--1.1%  BB      B1      1,500,000     Term, due 6/08/2007                                              1,495,000
                BB      B1      1,484,746     Term B, due 6/11/2006                                            1,470,826
                                             URS Corp.:
                BB      Ba3       990,000     Term B, due 6/09/2006                                              992,475
                BB      Ba3       990,000     Term C, due 6/09/2007                                              992,475
                                                                                                          --------------
                                                                                                               4,950,776

Financial       B       NR++    1,828,372    Lodgian Financing Corp., Term B, due 7/15/2006                    1,764,379
Services--1.4%  NR++    Ba3     4,500,000    Sovereign Bancorp, Inc., Term,  due 11/17/2003                    4,516,875
                                                                                                          --------------
                                                                                                               6,281,254

Food & Kindred  BB-     Ba3     1,995,000    Merisant Company, Term B, due 3/30/2007                           2,004,975
Products--0.5%

Furniture &                                  Simmons Co.:
Fixtures--1.4%  B+      Ba3     2,486,552     Term B, due 10/29/2005                                           2,493,390
                B+      Ba3     3,656,587     Term C, due 10/29/2006                                           3,666,643
                                                                                                          --------------
                                                                                                               6,160,033

Gaming--2.3%                                 Isle of Capri Casinos, Inc.:
                BB-     Ba2     5,320,000     Term B, due 3/01/2006                                            5,350,340
                BB-     Ba2     4,655,000     Term C, due 3/01/2007                                            4,681,547
                                                                                                          --------------
                                                                                                              10,031,887

Grocery--0.4%   CCC     Caa1    3,981,018    Grand Union Co., Term, due 8/17/2003                              1,887,667

Hotels &        NR++    NR++    6,256,720    Strategic Holdings Inc., Term, due 11/16/2004                     6,282,792
Motels--                                     Wyndam International, Inc.:
3.9%            NR++    NR++    7,000,000     Term, due 6/30/2004                                              6,984,446
                NR++    NR++    4,000,000     Term, due 6/30/2006                                              3,941,000
                                                                                                          --------------
                                                                                                              17,208,238

Leasing &       BB-     B1      1,980,000    Anthony Crane Rental L.P., Term, due 7/30/2006                    1,823,249
Rental          BB-     B1      2,970,000    Nations Rent Inc., Term B, due 7/20/2006                          2,957,624
Services--1.8%  BB-     NR++    2,977,500    Rent Way Inc., Term B, due 9/30/2006                              2,973,778
                                                                                                          --------------
                                                                                                               7,754,651


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                      Senior Secured
Industries     Rating   Rating   Amount             Floating Rate Loan Interests*                              Value
Manufacturing   B+      NR++  $ 5,000,000    Citation Corporation, Term B, due 12/01/2007                 $    4,931,250
--3.4%                                       Mueller Industries, Inc.:
                B+      B1      2,475,000     Term B, due 8/16/2006                                            2,478,094
                B+      B1      2,475,000     Term C, due 8/16/2007                                            2,479,255
                BB-     Ba3     4,916,763    Terex Corp., Term C, due 2/05/2006                                4,922,029
                                                                                                          --------------
                                                                                                              14,810,628

Medical         B+      B1      1,990,000    Hanger Orthopedic Group, Inc., Term B, due 12/30/2006             1,900,450
Equipment
--0.4%

Metals &        CCC-    B3        960,000    AEI Resources Inc., Term B, due 12/31/2004                          864,000
Mining--0.8%    BB-     Ba2     2,585,000    LTV Corporation, Term, due 11/10/2004                             2,552,688
                                                                                                          --------------
                                                                                                               3,416,688

Paper--2.9%     B+      Ba3       319,444    Jefferson Smurfit Company/Container Corp. of America,
                                             Term B, due 3/24/2006                                               320,103
                B       B1      3,596,650    Riverwood International Inc., Term B, due 2/28/2004               3,609,389
                                             Stone Container Corp.:
                B+      Ba3     2,396,930     Term E, due 10/01/2003                                           2,404,881
                B+      Ba3     2,486,957     Term F, due 12/31/2005                                           2,493,756
                B+      Ba3     1,967,778     Term G, due 12/31/2006                                           1,968,833
                B+      Ba3     2,058,500     Term H, due 12/31/2007                                           2,059,603
                                                                                                          --------------
                                                                                                              12,856,565

Pharmaceuticals                              Dade Behring Inc.:
--0.5%          B+      Ba3     1,237,500     Term B, due 6/30/2006                                            1,133,196
                B+      Ba3     1,237,500     Term C, due 6/30/2007                                            1,133,196
                                                                                                          --------------
                                                                                                               2,266,392

Printing &      B+      Ba3     1,971,637    Advanstar Communications Inc., Term C, due 6/30/2007              1,973,486
Publishing      NR++    Ba1    11,000,000    Hollinger International Publishing Inc., Term B,
--5.9%                                       due 12/31/2004                                                   11,020,625
                B+      B1      5,000,000    Liberty Group Operating, Term B, due 3/31/2007                    5,000,000
                NR++    NR++      995,948    Reiman Publications, Term B, due 12/01/2005                         999,890
                                             Trader.com:
                B       Ba3     1,045,399     Term B, due 12/31/2006                                           1,037,558
                B       Ba3       704,601     Term C, due 12/31/2007                                             699,317
                NR++    B1      2,995,000    Vertis, Term B, due 12/06/2008                                    2,995,000
                B+      Ba3     2,495,412    Ziff-Davis Inc., Term B, due 3/31/2007                            2,497,595
                                                                                                          --------------
                                                                                                              26,223,471

Property        NR++    Ba3     5,000,000    NRT Inc., Term, due 7/31/2004                                     4,968,750
Management--                                 Prison Realty Trust Inc.:
2.2%            NR++    Ba3       721,058     Term B, due 12/31/2002                                             638,136
                NR++    Ba3     4,743,326     Term C, due 12/31/2002                                           4,197,844
                                                                                                          --------------
                                                                                                               9,804,730

Restaurants                                  Domino's & Bluefence:
& Food          B+      B1        971,202     Term B, due 12/21/2006                                             975,572
Service--0.4%   B+      B1        972,724     Term C, due 12/21/2007                                             977,182
                                                                                                          --------------
                                                                                                               1,952,754



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                      Senior Secured
Industries     Rating   Rating   Amount             Floating Rate Loan Interests*                              Value
Tower           BB-     B1    $ 5,000,000    American Towers, Inc., Term B, due 12/30/2007                $    5,027,840
Construction &  BB-     Ba3     3,896,000    Crown Castle International Corporation, Term B, due
Leasing--3.2%                                3/31/2008                                                         3,907,092
                NR++    NR++    5,000,000    Spectrasite Communications, Term B, due 6/30/2006                 5,011,250
                                                                                                          --------------
                                                                                                              13,946,182

Transportation  BB+     Ba1     5,000,000    Kansas City Southern Railroad, Term B, due 12/29/2006             5,025,780
Services--2.2%  B+      B1      1,990,000    North American Van Lines Inc., Term B, due 11/18/2007             1,820,850
                BB-     Ba2     2,966,877    Travel Centers of America, Term, due 3/27/2005                    2,974,911
                                                                                                          --------------
                                                                                                               9,821,541

Utilities       NR++    NR++    7,500,000    AES Texas Funding II, Term, due 5/19/2001                         7,494,142
--3.6%          BB+     Ba2     4,987,500    TNP Enterprises, Inc., Term, due 6/30/2006                        5,009,320
                BBB-    Ba1     3,500,000    Western Resources Inc., Term B, due 3/17/2003                     3,507,291
                                                                                                          --------------
                                                                                                              16,010,753

Waste                                        Allied Waste North America Inc.:
Management--    BB      Ba3     2,272,727     Term B, due 6/30/2006                                            2,182,236
1.1%            BB      Ba3     2,727,273     Term C, due 6/30/2007                                            2,618,684
                                                                                                          --------------
                                                                                                               4,800,920

Wired           BBB-    Ba1    10,000,000    Global Crossing Holdings Ltd., Term, due 6/30/2006               10,058,040
Telecommun-
ications--2.3%

Wireless                                     American Cellular Corp.:
Telecommun-     B+      Ba3     3,500,000     Term B, due 3/31/2008                                            3,499,027
ications        NR++    Ba3     4,000,000     Term C, due 3/31/2009                                            3,998,888
--12.7%         B+      B1      4,421,250    Centennial Cellular Operating Co., Term C, due
                                             11/30/2007                                                        4,434,430
                                             Dobson/Sygnet Operating Co.:
                NR++    B3      1,673,911     Term B, due 3/23/2007                                            1,674,060
                NR++    B3      1,696,000     Term C, due 12/23/2007                                           1,697,060
                                             Nextel Communications, Inc.:
                BB-     Ba2     2,500,000     Term B, due 6/30/2008                                            2,513,543
                BB-     Ba2     2,500,000     Term C, due 12/31/2008                                           2,513,543
                BB-     Ba2     9,438,000     Term D, due 3/31/2009                                            9,399,389
                BB-     NR++    5,000,000    PowerTel PCS, Inc., Term B, due 2/06/2003                         4,996,875
                                             Rural Cellular Corp.:
                B+      B1      2,750,000     Term B, due 10/03/2008                                           2,749,142
                B+      B1      2,750,000     Term C, due 4/03/2009                                            2,749,142
                NR++    B2      1,000,000    Tritel PCS Inc., Term B, due 12/31/2007                           1,003,000
                                             VoiceStream PCS Holdings Corp.:
                B+      B1     10,000,000     Tranche A Vendor Facility, due 6/30/2009                         9,922,220
                B+      B1      5,000,000     Term B, due 1/15/2009                                            4,983,335
                                                                                                          --------------
                                                                                                              56,133,654

                                             Total Senior Secured Floating Rate Loan Interests
                                             (Cost--$398,486,967)--89.7%                                     396,415,628


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)
                                  Face
                                 Amount                 Short-Term Securities                                  Value
Commercial Paper**            $ 8,400,000    Gannett Co., 6.47% due 9/07/2000                             $    8,390,942
--5.5%                          3,734,000    General Motors Acceptance Corp., 6.69% due 9/01/2000              3,734,000
                               12,000,000    Metropolitan Life Insurance Company, 6.47% due 9/08/2000         11,984,903
                                                                                                          --------------
                                                                                                              24,109,845

US Government Agency                         Federal Home Loan Mortgage Corporation:
Obligations**--4.0%            15,000,000     6.42% due 9/12/2000                                             14,970,575
                                2,800,000     6.42% due 9/14/2000                                              2,793,509
                                                                                                          --------------
                                                                                                              17,764,084

                                             Total Short-Term Securities
                                             (Cost--$41,873,929)--9.5%                                        41,873,929


Total Investments (Cost--$440,360,896)--99.2%                                                                438,289,557

Other Assets Less Liabilities--0.8%                                                                            3,718,782
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  442,008,339
                                                                                                          ==============




 *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Not Rated.
  Ratings of issues shown have not been audited by Deloitte & Touche
  LLP.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$440,360,896)                               $    438,289,557
                    Cash                                                                                          72,734
                    Receivables:
                      Interest                                                       $      4,008,469
                      Capital shares sold                                                   1,041,475          5,049,944
                                                                                     ----------------
                    Prepaid registration fees and other assets                                                   295,897
                                                                                                        ----------------
                    Total assets                                                                             443,708,132
                                                                                                        ----------------

Liabilities:        Payables:
                      Dividends to shareholders                                               992,475
                      Investment adviser                                                      286,830
                      Administrator                                                           120,770
                      Commitment fees                                                           8,556          1,408,631
                                                                                     ----------------
                    Deferred income                                                                                1,643
                    Accrued expenses and other liabilities                                                       289,519
                                                                                                        ----------------
                    Total liabilities                                                                          1,699,793
                                                                                                        ----------------

Net Assets:         Net assets                                                                          $    442,008,339
                                                                                                        ================

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                          $      4,477,980
                    Paid-in capital in excess of par                                                         442,778,939
                    Accumulated realized capital losses on investments--net                                  (3,178,897)
                    Unrealized depreciation on investments--net                                              (2,069,683)
                                                                                                        ----------------
                    Net Assets--Equivalent to $9.87 per share based on shares of
                    44,779,796 capital stock outstanding                                                $    442,008,339
                                                                                                        ================

                    See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000
Investment          Interest and discount earned                                                        $     32,618,380
Income:             Facility and other fees                                                                      496,515
                                                                                                        ----------------
                    Total income                                                                              33,114,895
                                                                                                        ----------------

Expenses:           Investment advisory fees                                         $      3,345,377
                    Administrative fees                                                     1,408,580
                    Registration fees                                                         336,812
                    Professional fees                                                         238,473
                    Tender offer costs                                                        155,677
                    Accounting services                                                       142,683
                    Transfer agent fees                                                       113,863
                    Custodian fees                                                             46,536
                    Assignment fees                                                            39,228
                    Directors' fees and expenses                                               29,369
                    Borrowing costs                                                            23,834
                    Printing and shareholder reports                                           23,216
                    Other                                                                      26,655
                                                                                     ----------------
                    Total expenses before reimbursement                                     5,930,303
                    Reimbursement of expenses                                                (364,530)
                                                                                     ----------------
                    Total expenses after reimbursement                                                         5,565,773
                                                                                                        ----------------
                    Investment income--net                                                                    27,549,122
                                                                                                        ----------------

Realized &          Realized loss on investments--net                                                         (3,173,858)
Unrealized Loss on  Change in unrealized appreciation/depreciation on
Investments--Net:   investments--net                                                                          (2,119,451)
                                                                                                        ----------------
                    Net Increase in Net Assets Resulting from Operations                                $     22,255,813
                                                                                                        ================

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                         For the         For the Period
                                                                                        Year Ended      March 26, 1999++
Increase (Decrease) in Net Assets:                                                   August 31, 2000   to August 31, 1999
Operations:         Investment income--net                                           $     27,549,122   $      4,460,004
                    Realized loss on investments--net                                      (3,173,858)            (5,039)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                       (2,119,451)            49,768
                                                                                     ----------------   ----------------
                    Net increase in net assets resulting from operations                   22,255,813          4,504,733
                                                                                     ----------------   ----------------

Dividends to        Investment income--net                                                (27,549,122)        (4,460,004)
Shareholders:                                                                        ----------------   ----------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                          (27,549,122)        (4,460,004)
                                                                                     ----------------   ----------------

Capital Share       Net increase in net assets resulting from capital shares
Transactions:       transactions                                                          217,875,943        229,280,976
                                                                                     ----------------   ----------------

Net Assets:         Total increase in net assets                                          212,582,634        229,325,705
                    Beginning of period                                                   229,425,705            100,000
                                                                                     ----------------   ----------------
                    End of period                                                    $    442,008,339   $    229,425,705
                                                                                     ================   ================

                  ++Commencement of operations.
                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000
Cash Provided       Net increase in net assets resulting from operations                                $     22,255,813
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (2,613,403)
                      Increase in other assets                                                                  (108,445)
                      Increase in other liabilities                                                              309,486
                      Realized and unrealized loss on investments--net                                         5,293,309
                      Amortization of discount                                                                (2,708,844)
                                                                                                        ----------------
                    Net cash provided by operating activities                                                 22,427,916
                                                                                                        ----------------

Cash Used for       Proceeds from principal payments and sales of loan interests                             142,620,942
Investing           Purchases of loan interests                                                             (345,336,223)
Activities:         Purchases of short-term investments                                                   (3,670,733,352)
                    Proceeds from sales and maturities of short-term investments                           3,656,901,663
                                                                                                        ----------------
                    Net cash used for investing activities                                                  (216,546,970)
                                                                                                        ----------------

Cash Provided       Cash receipts on capital shares sold                                                     274,409,435
by Financing        Cash payments on capital shares tendered                                                 (67,641,618)
Activities:         Dividends paid to shareholders                                                           (12,616,237)
                                                                                                        ----------------
                    Net cash provided by financing activities                                                194,151,580
                                                                                                        ----------------

Cash:               Net increase in cash                                                                          32,526
                    Cash at beginning of year                                                                     40,208
                                                                                                        ----------------
                    Cash at end of year                                                                 $         72,734
                                                                                                        ================

Non-Cash            Capital shares issued in reinvestment of dividends paid
Financing           to shareholders                                                                     $     14,304,352
Activities:                                                                                             ================

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived                                For the         For the Period
from information provided in the financial statements.                                  Year Ended     March 26, 1999++
Increase (Decrease) in Net Asset Value:                                              August 31, 2000   to August 31, 1999
Per Share           Net asset value, beginning of period                             $          10.01   $          10.00
Operating                                                                            ----------------   ----------------
Performance:        Investment income--net                                                        .77                .27
                    Realized and unrealized gain (loss) on investments--net                      (.14)               .01
                                                                                     ----------------   ----------------
                    Total from investment operations                                              .63                .28
                                                                                     ----------------   ----------------
                    Less dividends from investment income--net                                   (.77)              (.27)
                                                                                     ----------------   ----------------
                    Net asset value, end of period                                   $           9.87   $          10.01
                                                                                     ================   ================

Total Investment    Based on net asset value per share                                          6.54%              3.02%+++
Return:**                                                                            ================   ================

Ratio to Average    Expenses, net of reimbursement                                              1.58%               .55%*
Net Assets:                                                                          ================   ================
                    Expenses                                                                    1.68%              1.77%*
                                                                                     ================   ================
                    Investment income--net                                                      7.80%              6.77%*
                                                                                     ================   ================

Supplemental        Net assets, end of period (in millions)                          $            442   $            229
Data:                                                                                ================   ================
                    Portfolio turnover                                                         46.95%             28.49%
                                                                                     ================   ================


                   *Annualized.
                  **Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's investment adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
                  ++Commencement of operations.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 2000 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative Services
Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets. For the year ended August 31, 2000, MLIM earned fees of $3,345,377, of which $364,530 was waived.

The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2000, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $267,748 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $345,336,223 and $142,615,917, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains (losses) as of August 31, 2000 were as follows:


                                     Realized     Unrealized
                                      Losses    Gains (Losses)

Loan interests                   $ (3,173,655)   $ (2,071,339)
Short-term investments                   (203)             --
Unfunded loan interests                    --           1,656
                                 ------------    ------------
Total                            $ (3,173,858)   $ (2,069,683)
                                 ============    ============


As of August 31, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $2,071,339, of which $1,541,286 related to appreciated securities and $3,612,625 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $440,360,896.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount

Shares sold                        27,234,679    $271,213,209
Shares issued to share-
holders in reinvestment
of dividends                        1,438,383      14,304,352
                                 ------------    ------------
Total issued                       28,673,062     285,517,561
Shares tendered                    (6,818,025)    (67,641,618)
                                 ------------    ------------
Net increase                       21,855,037    $217,875,943
                                 ============    ============


For the Period March 26, 1999++                     Dollar
to August 31, 1999                    Shares        Amount

Shares sold                        23,185,920    $231,994,651
Shares issued to share-
holders in reinvestment
of dividends                          204,831       2,051,012
                                 ------------    ------------
Total issued                       23,390,751     234,045,663
Shares tendered                      (475,992)     (4,764,687)
                                 ------------    ------------
Net increase                       22,914,759    $229,280,976
                                 ============    ============

++Prior to March 26, 1999 (commencement of operations), the Fund issued 10,000 shares to MLIM for $100,000.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


5. Short-Term Borrowings:
On July 1, 2000, the Fund became a party to a $1,000,000,000 credit agreement dated as of December 3, 1999 among certain other funds managed by MLIM and its affiliates, Bank of America, N.A., and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of
 .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under this facility, or under its former credit facility with The Bank of New York during the year ended August 31, 2000.

For the year ended August 31, 2000, the facility and commitment fees paid by the Fund aggregated approximately $24,000.

6. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $63,000, of which $5,000 expires in 2007 and $58,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:
The Fund began a quarterly tender offer on October 17, 2000 which concludes on November 14, 2000.

On October 6, 2000, the Fund converted into a "master/feeder" structure. In the "master/feeder"structure, the Fund is a "feeder" fund that invests its assets in the corresponding "master"portfolio of Master Senior Floating Rate Trust (the "Trust"). The Trust has the same investment objective as the Fund. All portfolio investments are made at the Trust level. Fund Asset Management, L.P. ("FAM"), an affiliate of MLIM, provides investment advisory services to the Trust and provides administrative services to the Fund. The Trust has become, and the Fund is no longer, a party to the $1,000,000,000 credit agreement referred to above.



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2000, the related statements of operations and cash flows for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period March 26, 1999 (commencement of operations) to August 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 17, 2000
</AUDIT-REPORT>


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 2000


PORTFOLIO PROFILE (unaudited)


AS OF AUGUST 31, 2000

                                            Percent of
Ten Largest Holdings                       Total Assets

Charter Communications Holdings                3.4%
VoiceStream PCSHoldings Corp.                  3.4
Nextel Communications, Inc.                    3.3
Hollinger International Publishing Inc.        2.5
Wyndam International, Inc.                     2.5
Global Crossing Holdings Ltd.                  2.3
Isle of Capri Casinos, Inc.                    2.3
Century Cable LLC                              2.3
Huntsman ICI Chemicals LLC                     2.2
Stone Container Corp.                          2.0



                                           Percent of
Five Largest Industries                   Total Assets

Wireless Telecommunications                   12.7%
Cable Television Services                     10.0
Broadcasting--Radio & Television               7.1
Printing & Publishing                          5.9
Electronics/Electrical Components              4.6


                                           Percent of
Quality Rating                             Long-Term
S&P/Moody's                               Investments

BBB/Baa                                        3.4%
BB/Ba                                         56.3
B/B                                           23.2
CCC/Caa or lower                               0.5
NR(Not Rated)                                 16.2



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863